EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

1.	Airport Hotels Houston LLC	Delaware
2.	Airport Hotels LLC	Delaware
3.	Ameliatel LP	Delaware
4.	Beachfront Properties, Inc.	Virgin Islands
5.	Benjamin Franklin Hotel, Inc.	Washington
6.	BRE/Swiss LP	Delaware
7.	Calgary Charlotte Holdings Company	Nova Scotia
8.	Calgary Charlotte Partnership	Alberta, CN
9.	CB Realty Sales, Inc.	Delaware
10.	CCES Chicago LLC	Delaware
11.	CCFH Maui LLC	Delaware
12.	CCFS Atlanta LLC	Delaware
13.	CCFS Philadelphia LLC	Delaware
14.	CCHH Atlanta LLC	Delaware
15.	CCHH Burlingame LLC	Delaware
16.	CCHH Cambridge LLC	Delaware
17.	CCHH GHDC LLC	Delaware
18.	CCHH Host Capitol Hill LLC	Delaware
19.	CCHH Maui LLC	Delaware
20.	CCHH Reston LLC	Delaware
21.	CCHI Singer Island LLC	Delaware
22.	CCMH Atlanta Marquis LLC	Delaware
23.	CCMH Atlanta Suites LLC	Delaware
24.	CCMH Chicago CY LLC	Delaware
25.	CCMH Copley LLC	Delaware
26.	CCMH Coronado LLC	Delaware
27.	CCMH Costa Mesa Suites LLC	Delaware
28.	CCMH DC LLC	Delaware
29.	CCMH Denver Tech LLC	Delaware
30.	CCMH Denver West LLC	Delaware
31.	CCMH Diversified LLC	Delaware
32.	CCMH Downers Grove Suites LLC	Delaware
33.	CCMH Dulles AP LLC	Delaware
34.	CCMH Fin Center LLC	Delaware
35.	CCMH Fisherman’s Wharf LLC	Delaware
36.	CCMH Gaithersburg LLC	Delaware
37.	CCMH Houston AP LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH IHP LLC	Delaware
40.	CCMH Kansas City AP LLC	Delaware
41.	CCMH Key Bridge LLC	Delaware
42.	CCMH Lenox LLC	Delaware
43.	CCMH Manhattan Beach LLC	Delaware
44.	CCMH Marina LLC	Delaware
45.	CCMH McDowell LLC	Delaware
46.	CCMH Memphis LLC	Delaware
47.	CCMH Metro Center LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

48.	CCMH Minneapolis LLC	Delaware
49.	CCMH Moscone LLC	Delaware
50.	CCMH Newark LLC	Delaware
51.	CCMH Nashua LLC	Delaware
52.	CCMH Newport Beach LLC	Delaware
53.	CCMH Newport Beach Suites LLC	Delaware
54.	CCMH O’Hare AP LLC	Delaware
55.	CCMH O’Hare Suites LLC	Delaware
56.	CCMH Orlando LLC	Delaware
57.	CCMH Palm Desert LLC	Delaware
58.	CCMH Park Ridge LLC	Delaware
59.	CCMH Pentagon RI LLC	Delaware
60.	CCMH Perimeter LLC	Delaware
61.	CCMH Philadelphia AP LLC	Delaware
62.	CCMH Philadelphia Mkt. LLC	Delaware
63.	CCMH Portland LLC	Delaware
64.	CCMH Potomac LLC	Delaware
65.	CCMH Properties II LLC	Delaware
66.	CCMH Quorum LLC	Delaware
67.	CCMH Riverwalk LLC	Delaware
68.	CCMH Rocky Hill LLC	Delaware
69.	CCMH San Diego LLC	Delaware
70.	CCMH San Fran AP LLC	Delaware
71.	CCMH Santa Clara LLC	Delaware
72.	CCMH Scottsdale Suites LLC	Delaware
73.	CCMH Tampa AP LLC	Delaware
74.	CCMH Tampa Waterside LLC	Delaware
75.	CCMH Times Square LLC	Delaware
76.	CCMH Westfields LLC	Delaware
77.	CCRC Amelia Island LLC	Delaware
78.	CCRC Buckhead/Naples LLC	Delaware
79.	CCRC Dearborn LLC	Delaware
80.	CCRC Marina LLC	Delaware
81.	CCRC Naples Golf LLC	Delaware
82.	CCRC Phoenix LLC	Delaware
83.	CCRC San Francisco LLC	Delaware
84.	CCRC Tysons LLC	Delaware
85.	CCSH Atlanta LLC	Delaware
86.	CCSH Chicago LLC	Delaware
87.	Chesapeake Hotel Limited Partnership	Delaware
88.	Cincinnati Plaza LLC	Delaware
89.	City Center Hotel Limited Partnership	Minnesota
90.	CLDH Meadowvale, Inc.	Ontario
91.	CLMH Airport, Inc.	Ontario
92.	CLMH Calgary, Inc.	Ontario
93.	CLMH Eaton Centre, Inc.	Ontario
94.	DS Hotel LLC	Delaware
95.	Durbin LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

96.	East Side Hotel Associates, L.P.	Delaware
97.	Elcrisa S.A. de C.V.	Mexico
98.	Euro JV Manager B.V.	Netherlands
99.	Euro JV Manager LLC	Delaware
100.	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
101.	Fernwood Atlanta Corporation	Delaware
102.	GLIC, LLC	Hawaii
103.	Harbor-Cal S.D. Partner LLC	Delaware
104.	Harbor-Cal S.D.	California
105.	HHR 42 Associates, L.P.	Delaware
106.	HHR 42 Associates GP LLC	Delaware
107.	HHR 42 Associates PP LLC	Delaware
108.	HHR Assets LLC	Delaware
109.	HHR Auckland Limited	New Zealand
110.	HHR BT Rio De Janeiro Investmimentos Hoteleiros Ltda.	Brazil
111.	HHR Capital Wellington NTL Limited	New Zealand
112.	HHR Christchurch IB Limited	New Zealand
113.	HHR Christchurch NTL Limited	New Zealand
114.	HHR Conventions Pty Ltd.	Australia
115.	HHR Euro II GP B.V.	Netherlands
116.	HHR Fourth Avenue GP LLC	Delaware
117.	HHR Fourth Avenue Limited Partnership	Delaware
118.	HHR GHDC GP LLC	Delaware
119.	HHR GHDC Limited Partnership	Delaware
120.	HHR Harbor Beach LLC	Delaware
121.	HHR Holdings Coöperatief U.A.	Netherlands
122.	HHR Holdings Pty Ltd.	Australia
123.	HHR Hotel Services Pty Ltd.	Australia
124.	HHR Investment II Coöperatief U.A.	Netherlands
125.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
126.	HHR Lauderdale Beach Limited Partnership	Delaware
127.	HHR Melbourne Hotel Pty Ltd.	Delaware
128.	HHR Member II LLC	Delaware
129.	HHR New Zealand Holdings Limited	New Zealand
130.	HHR Naples LLC	Delaware
131.	HHR Nashville LLC	Delaware
132.	HHR Naples Golf LLC	Delaware
133.	HHR Newport Beach LLC	Delaware
134.	HHR Queenstown Limited	New Zealand
135.	HHR Rio Holdings LLC	Delaware
136.	HHR Rocky Hill L.P.	Delaware
137.	HHR Sao Paulo Investimentos Hoteleiros Ltda	Brazil
138.	HHR Singer Island GP LLC	Delaware
139.	HHR Singer Island Limited Partnership	Delaware
140.	HHR Union Square Ventures LLC	Delaware
141.	HHR Wellington IB Limited	New Zealand
142.	HHR WRN GP LLC	Delaware
143.	HHR WRN Limited Partnership	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

144.	HMA Realty Limited Partnership	Delaware
145.	HMA-GP LLC	Delaware
146.	HMC Airport, Inc.	Delaware
147.	HMC Amelia II LLC	Delaware
148.	HMC AP Canada Company	Nova Scotia
149.	HMC AP GP LLC	Delaware
150.	HMC AP LP	Delaware
151.	HMC Atlanta LLC	Delaware
152.	HMC Burlingame Hotel LP	California
153.	HMC Burlingame LLC	Delaware
154.	HMC Cambridge LP	Delaware
155.	HMC Capital Resources LP	Delaware
156.	HMC Charlotte (Calgary) Company	Nova Scotia
157.	HMC Charlotte GP LLC	Delaware
158.	HMC Charlotte LP	Delaware
159.	HMC Chicago Lakefront LLC	Delaware
160.	HMC Chicago LLC	Delaware
161.	HMC Copley LP	Delaware
162.	HMC Desert LLC	Delaware
163.	HMC Diversified American Hotels, L.P.	Delaware
164.	HMC Diversified LLC	Delaware
165.	HMC DSM LLC	Delaware
166.	HMC East Side LLC	Delaware
167.	HMC Gateway LP	Delaware
168.	HMC Grace (Calgary) Company	Nova Scotia
169.	HMC Grand LP	Delaware
170.	HMC Headhouse Funding LLC	Delaware
171.	HMC Host Restaurants LLC	Delaware
172.	HMC Hotel Development LP	Delaware
173.	HMC Hotel Properties II Limited Partnership	Delaware
174.	HMC Hotel Properties Limited Partnership	Delaware
175.	HMC HT LP	Delaware
176.	HMC JWDC GP LLC	Delaware
177.	HMC Kea Lani LP	Delaware
178.	HMC Lenox LP	Delaware
179.	HMC Manhattan Beach LLC	Delaware
180.	HMC Market Street LLC	Delaware
181.	HMC Maui LP	Delaware
182.	HMC McDowell LP	Delaware
183.	HMC Mexpark LLC	Delaware
184.	HMC MHP II LLC	Delaware
185.	HMC NGL LP	Delaware
186.	HMC O’Hare Suites Ground LP	Delaware
187.	HMC OLS I LLC	Delaware
188.	HMC OLS I L.P.	Delaware
189.	HMC OLS II L.P.	Delaware
190.	HMC OP BN LP	Delaware
191.	HMC Palm Desert LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

192.	HMC Partnership Properties LLC	Delaware
193.	HMC PLP LLC	Delaware
194.	HMC Polanco LLC	Delaware
195.	HMC Potomac LLC	Delaware
196.	HMC Properties I LLC	Delaware
197.	HMC Property Leasing LLC	Delaware
198.	HMC Reston LP	Delaware
199.	HMC Retirement Properties, L.P.	Delaware
200.	HMC Seattle LLC	Delaware
201.	HMC SFO LP	Delaware
202.	HMC Suites Limited Partnership	Delaware
203.	HMC Suites LLC	Delaware
204.	HMC Times Square Hotel, L.P.	New York
205.	HMC Times Square Partner LLC	Delaware
206.	HMC Toronto Air Company	Nova Scotia
207.	HMC Toronto Airport GP LLC	Delaware
208.	HMC Toronto Airport LP	Delaware
209.	HMC Toronto EC Company	Nova Scotia
210.	HMC Toronto EC GP LLC	Delaware
211.	HMC Toronto EC LP	Delaware
212.	HMC/Interstate Manhattan Beach, L.P.	Delaware
213.	HMH General Partner Holdings LLC	Delaware
214.	HMH HPT CBM LLC	Delaware
215.	HMH HPT RIBM LLC	Delaware
216.	HMH Marina LLC	Delaware
217.	HMH Pentagon LP	Delaware
218.	HMH Restaurants LP	Delaware
219.	HMH Rivers, L.P.	Delaware
220.	HMH Rivers LLC	Delaware
221.	HMH WTC LLC	Delaware
222.	HMT Lessee Sub (Atlanta) LLC	Delaware
223.	HMT Lessee Sub (Palm Desert) LLC	Delaware
224.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
225.	HMT Lessee Sub I LLC	Delaware
226.	HMT Lessee Sub II LLC	Delaware
227.	HMT Lessee Sub III LLC	Delaware
228.	HMT Lessee Sub IV LLC	Delaware
229.	HMT SPE (Atlanta) Corporation	Delaware
230.	HMT SPE (Palm Desert) Corporation	Delaware
231.	Hopewell Associates, L.P.	Georgia
232.	Host Atlanta II LP	Delaware
233.	Host Atlanta Perimeter Ground GP LLC	Delaware
234.	Host Atlanta Perimeter Ground LP	Delaware
235.	Host CAD Business Trust	Maryland
236.	Host California Corporation	Delaware
237.	Host Cambridge GP LLC	Delaware
238.	Host Capitol Hill LLC	Delaware
239.	Host Cincinnati Hotel LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

240.	Host Cincinnati II LLC	Delaware
241.	Host City Center GP LLC	Delaware
242.	Host CLP Business Trust	Maryland
243.	Host CLP LLC	Delaware
244.	Host Copley GP LLC	Delaware
245.	Host Dallas Quorum Ground GP LLC	Delaware
246.	Host Dallas Quorum Ground LP	Delaware
247.	Host Denver Hotel Company	Delaware
248.	Host Denver LLC	Delaware
249.	Host DSM Limited Partnership	Delaware
250.	Host Financing LLC	Delaware
251.	Host FJD Business Trust	Maryland
252.	Host Fourth Avenue LLC	Delaware
253.	Host GH Atlanta GP LLC	Delaware
254.	Host Grand GP LLC	Delaware
255.	Host Harbor Island Corporation	Delaware
256.	Host Holding Business Trust	Maryland
257.	Host Hotels Empreendimentos Hoteleiros Ltda.	Brazil
258.	Host Hotel Limited	United Kingdom
259.	Host Houston Briar Oaks, L.P.	Delaware
260.	Host Indianapolis GP LLC	Delaware
261.	Host Indianapolis Hotel Member LLC	Delaware
262.	Host Indianapolis I LP	Delaware
263.	Host Indianapolis LP	Delaware
264.	Host Kea Lani GP LLC	Delaware
265.	Host Kierland GP LLC	Delaware
266.	Host Kierland LP	Delaware
267.	Host La Jolla LLC	Delaware
268.	Host Lenox Land GP LLC	Delaware
269.	Host Los Angeles GP LLC	Delaware
270.	Host Los Angeles LP	Delaware
271.	Host Maui GP LLC	Delaware
272.	Host Maui Developer LLC	Delaware
273.	Host Maui Vacation Ownership LLC	Delaware
274.	Host McDowell GP LLC	Delaware
275.	Host Melbourne LLC	Delaware
276.	Host Mission Hills Hotel LP	Delaware
277.	Host Mission Hills II LLC	Delaware
278.	Host Moscone GP LLC	Delaware
279.	Host Needham Hotel LP	Delaware
280.	Host Needham II LLC	Delaware
281.	Host NY Downtown GP LLC	Delaware
282.	Host O’Hare Suites Ground GP LLC	Delaware
283.	Host of Boston, Ltd.	Massachusetts
284.	Host of Houston 1979 LP	Delaware
285.	Host of Houston LP	Delaware
286.	Host OP BN GP LLC	Delaware
287.	Host Park Ridge LLC	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

288.	Host Pentagon GP LLC	Delaware
289.	Host PLN Business Trust	Maryland
290.	Host Realty Hotel LLC	Delaware
291.	Host Realty LLC	Delaware
292.	Host Realty Partnership, L.P.	Delaware
293.	Host Restaurants GP LLC	Delaware
294.	Host Reston GP LLC	Delaware
295.	Host San Diego Hotel LLC	Delaware
296.	Host San Diego LLC	Delaware
297.	Host Santa Clara GP LLC	Delaware
298.	Host SFO GP LLC	Delaware
299.	Host SH Boston Corporation	Massachusetts
300.	Host South Coast GP LLC	Delaware
301.	Host Swiss GP LLC	Delaware
302.	Host Tampa GP LLC	Delaware
303.	Host Times Square GP LLC	Delaware
304.	Host Times Square LP	Delaware
305.	Host UK Business Trust	Maryland
306.	HOST WLS Nashville LLC	Delaware
307.	Host Waltham Hotel LP	Delaware
308.	Host Waltham II LLC	Delaware
309.	Host WNY GP LLC	Delaware
310.	Hotelera Host San Cristobal Limitada	Chile
311.	Hotels Union Square LLC	Delaware
312.	HP Nashville LLC	Delaware
313.	HP Nashville TRS, Inc.	Delaware
314.	HST Asia/Australia Asset Manager LLC	Delaware
315.	HST Asia/Australia LLC	Delaware
316.	HST Euro II LP B.V.	Netherlands
317.	HST EBT Euro Holdings B.V.	Netherlands
318.	HST GP LAX LLC	Delaware
319.	HST GP Mission Hills LLC	Delaware
320.	HST GP San Diego LLC	Delaware
321.	HST GP South Coast LLC	Delaware
322.	HST GP SR Houston LLC	Delaware
323.	HST Grand Central LLC	Delaware
324.	HST I LLC	Delaware
325.	HST II LLC	Delaware
326.	HST III LLC	Delaware
327.	HST Kierland LLC	Delaware
328.	HST Lessee Boston LLC	Delaware
329.	HST Lessee Cincinnati LLC	Delaware
330.	HST Lessee CMBS LLC	Delaware
331.	HST Lessee Denver LLC	Delaware
332.	HST Lessee Indianapolis LLC	Delaware
333.	HST Lessee Keystone LLC	Delaware
334.	HST Lessee LAX LP	Delaware
335.	HST Lessee Mission Hills LP	Delaware

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

336.	HST Lessee Needham LLC	Delaware
337.	HST Lessee San Diego LP	Delaware
338.	HST Lessee SNYT LLC	Delaware
339.	HST Lessee South Coast LP	Delaware
340.	HST Lessee SR Houston LLC	Delaware
341.	HST Lessee Waltham LLC	Delaware
342.	HST Lessee West Seattle LLC	Delaware
343.	HST Lessee WNY LLC	Delaware
344.	HST Lessee WSeattle LLC	Delaware
345.	HST LP Euro B.V.	Netherlands
346.	HST LT LLC	Delaware
347.	HST RHP LLC	Delaware
348.	HST San Diego HH Lessee GP LLC	Delaware
349.	HST San Diego HH LP	Delaware
350.	HST Union Square LLC	Delaware
351.	HST WRN LLC	Delaware
352.	HST Sub-Owner LLC	Delaware
353.	IHP Holdings Partnership LP	Pennsylvania
354.	Inversiones y Hotelera Host San Cristobal Limitada	Chile
355.	Ivy Street Hopewell LLC	Delaware
356.	Ivy Street Hotel Limited Partnership	Georgia
357.	Ivy Street LLC	Delaware
358.	JWDC Limited Partnership	Delaware
359.	JWDC LP Holdings Limited Partnership	Delaware
360.	Lauderdale Beach Association	Florida
361.	Manchester Grand Resorts, Inc.	California
362.	Manchester Grand Resorts, L.P.	California
363.	Market Street Host LLC	Delaware
364.	Marriott Mexico City Partnership, G.P.	Delaware
365.	MFI Liquidating Agent LLC	Delaware
366.	MDSM Finance LLC	Delaware
367.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
368.	New Market Street LP	Delaware
369.	Pacific Gateway, Ltd.	California
370.	Pacifica Partners Private Limited	Singapore
371.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
372.	Philadelphia Airport Hotel LLC	Delaware
373.	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
374.	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
375.	PM Financial LLC	Delaware
376.	PM Financial LP	Delaware
377.	Potomac Hotel Limited Partnership	Delaware
378.	RHP Foreign Lessee LLC	Delaware
379.	Rockledge HMC BN LLC	Delaware
380.	Rockledge HMT LLC	Delaware
381.	Rockledge Hotel LLC	Delaware
382.	Rockledge Hotel Properties, Inc.	Delaware
383.	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands

EXHIBIT 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation

384.	Rockledge Manhattan Beach LLC	Delaware
385.	Rockledge Minnesota LLC	Delaware
386.	Rockledge NY Times Square LLC	Delaware
387.	Rockledge Potomac LLC	Delaware
388.	Rockledge Riverwalk LLC	Delaware
389.	Rockledge Square 254 LLC	Delaware
390.	S.D. Hotels LLC	Delaware
391.	Santa Clara Host Hotel Limited Partnership	Delaware
392.	Seattle Host Hotel Company LLC	Delaware
393.	Servimarr, S.A. de C.V.	Mexico
394.	SNYT LLC	Delaware
395.	South Coast Host Hotel LP	Delaware
396.	Starlex LP	Delaware
397.	Tiburon Golf Ventures Limited Partnership	Delaware
398.	Timeport, L.P.	Georgia
399.	Times Square GP LLC	Delaware
400.	Timewell Group, L.P.	Georgia
401.	W&S Realty Corporation of Delaware	Delaware
402.	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
403.	YBG Associates LP	Delaware